Exhibit 10.8

Investment Banking Group
901 East Byrd Street
Suite 410
Richmond, VA 23219
(804) 782-8894 (Phone)
October 29, 2010	(804) 649-0990 (Fax)

CONFIDENTIAL

Mr Jonathan H. Mullins

Chief Executive Officer

New Peoples Bankshares, Inc.

67 Commerce Drive

P.O Box 1810

Honaker, VA 24260

Dear Mr. Mullins.

Scott & Stringfellow, LLC (“S&S”) is pleased to set forth in this letter (the “Agreement”) the terms of the exclusive engagement by New Peoples Bankshares, Inc. (the “Company”) of S&S related to providing financial advisory and investment banking services in connection with certain strategic assessments and transactions, which may include an offering of the Company’s common stock to investors (the “Offering”), the terms of which are discussed herein. It is intended that the Offering will initially consist of a private placement of such common stock with qualified investors identified by the Company (“Company Investors”) and other qualified investors identified by S&S (“S&S Investors”) with priority in the case of over-subscription given to Company Investors In the event that insufficient subscriptions are obtained from the private placement process, the Company may elect to offer pursuant to this Agreement additional common stock in a public offering, including a rights offering to existing shareholders (a “Public Offering”)

1.	S&S’s Responsibilities

In connection with this engagement, S&S will provide the following services related to the Offering

(a)	determine the minimum amount of capital to be raised and an appropriate offering price range,

(b)	assist the Company and Company counsel in preparing the offering documentation to be distributed to potential investors;

(c)	prepare an investor presentation with management of the Company and assist in the coordination of investor meetings both with respect to Company Investors, S&S Investors and any potential investors in a Public Offering;

(d)	assist in the communication process with potential investors and existing shareholders;

(e)	meet with the board of directors and management to discuss any of these services; and,

Mr. Jonathan H Mullins

October 29, 2010

(f)	provide such other financial advisory and investment banking services in connection with the Offering as may be agreed upon by S&S and the Company

The scope of S&S’s engagement shall be limited to those matters expressly set forth in this Agreement. For the sake of clarity, the scope of S&S’s engagement shall not include giving tax, legal, regulatory, accountancy or other specialist or technical advice

2.	The Company’s Responsibilities

(a) The Company will provide S&S with access to the directors, officers and key employees and any other corporate information of the Company as S&S may reasonably request, including all information (financial or otherwise), data, opinions, appraisals, valuations, other information and materials relating to the Company that is relevant to the Offering. The Company will ensure that all information concerning the Company provided to S&S by the Company and its directors, officers, employees, agents and advisors in any form will be accurate and complete in all material respects, and will not be misleading in any material respect. S&S may rely on such information without verification S&S shall not be required to physically inspect any assets or to prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company or to make any determination as to the solvency of any party S&S shall be entitled to assume that any projections prepared by the Company have been reasonably prepared and reflect the best currently available estimates and judgments of the party preparing or providing such projections.

(b) The Company further acknowledges that it will ensure that all information concerning the Company to be provided to S&S, directly or indirectly, orally or in writing, by the Company and its directors, officers, employees, agents and advisors will be accurate and complete in all material respects, and will not be misleading in any material respect. S&S will be entitled to rely on, and will be under no obligation to verify, the accuracy or completeness of such information.

(c) The Company agrees to notify S&S promptly in writing of any material change, actual or contemplated, relating to the Company’s business, operations, affairs, condition (financial or otherwise) or prospects, which would render untrue any statement of material fact made to S&S or material information furnished to S&S, or which would constitute an omission to state a material fact necessary to make any statement of material fact made to S&S or material information furnished to S&S not misleading in light of the circumstances in which it was made or furnished.

(d) The Company acknowledges that in carrying out S&S’s services hereunder, S&S will be relying on information prepared and supplied by the Company, its directors, officers, employees, agents and advisors. Subject to the exercise of S&S’s professional judgment, S&S will be entitled to rely on, and will be under no obligation to verify, the accuracy or completeness of such information. Subject to applicable securities law requirements, S&S will not be under any obligation to investigate any changes which may occur in such information subsequent to the date thereof, unless the Company specifically requests S&S to investigate such changes.

(e) In order to coordinate most effectively our efforts to effect an Offering, the Company will promptly inform S&S of any inquiry it may receive concerning the availability of any material portion of the securities or assets of the Company for purchase outside of the ordinary course of business. During the period of S&S’s engagement, neither the Company nor its representatives will initiate any discussions looking toward the sale of any portion of the securities or assets of Company outside the ordinary course of business without first consulting with S&S

Mr. Jonathan H Mullins

October 29, 2010

3.	S&S’s Fees

(a) As compensation for S&S’s financial advisory and general investment banking services hereunder, the Company agrees to pay to S&S (1) a non-refundable financial advisory fee (“Advisory Fee”) equal to $150,000 with (i) $50,000 due and payable upon execution of this Agreement and (ii) $25,000 due and payable on the first business day of each of the first four consecutive months following the execution of this Agreement This Advisory Fee compensates S&S for all prior and future consulting, modeling, and other services associated with our relationship with the Company

(b) S&S has no obligation to take or purchase any shares of common stock in connection with the Offering; however, S&S has agreed to use its commercially reasonable efforts in the placement with investors of shares in the Offering If S&S places shares with investors in the Offering, S&S will receive a placement fee (the “Placement Fee”) of 6.5% of the aggregate dollar amount of common stock sold by S&S to S&S Investors and to investors in any Public Offering pursuant hereto and 1.5% of the aggregate dollar amount of common stock sold to Company Investors As further compensation for S&S’s services to be provided in connection with an Offering, the Company agrees to pay S&S upon completion of the Offering, a success fee (the “Success Fee”) equal to 1 5% of the aggregate dollar amount of common stock raised in an Offering. This fee will be in addition to the Placement Fee set forth above However, the Placement Fee and the Success Fee shall be reduced as necessary to ensure that the overall underwriting compensation as determined pursuant to FINRA Rule 5110 to be received by S&S in connection with a Public Offering pursuant to this Agreement, including without limitation, the portions of the Advisory Fee, the Placement Fee, the Success Fee and the reimbursements contemplated pursuant to Section 3(e) below related to such Public Offering, shall not exceed on an aggregate basis 8.0% of the aggregate offering proceeds of such Public Offering.

(c) The Company will pay all of its fees and expenses in connection with the Offering, including without limitation, filing and registration fees, travel, printing costs for the offering documentation, accounting fees, legal fees, and roadshow expenses In addition, the Company will pay the reasonable out-of-pocket fees and disbursements of counsel to S&S in connection with the qualification of the common stock, or any required notices or filings, under state securities or blue sky laws

(d) In addition, whether or not a Offering is consummated, the Company agrees to reimburse S&S, upon request, for its reasonable, accountable out-of-pocket expenses related to this engagement including S&S’s attorneys’ fees, any road show expenses and any expenses and attorney fees for S&S services in the event S&S (or any of its directors, officers, agents or professional advisors) is required to testify or participate in any legal or other proceedings before any court or regulatory authority, in connection with its services hereunder, which out-of-pocket expenses shall not exceed $50,000 on a aggregate basis (provided, however, that such expense cap in no way limits or impairs the provisions of Section 4 hereof). Subject to Section 4 hereof, the Company shall not be liable for any fees, costs or expenses incurred by S&S in connection with any arbitration or litigation between the Company and S&S regarding this Section 3 unless S&S is the substantially prevailing party therein.

(e) In the event a Public Offering is commenced and is subsequently terminated, S&S shall receive only the compensation permitted by FINRA Rule 5110(F)(2)(D) in connection with such Public Offering

Mr. Jonathan H. Mullins

October 29, 2010

4.	Indemnity

The Company and S&S agree to the provisions relating to indemnity and liability set forth in Annex A.

5.	Term of Agreement

This Agreement may be terminated by the Company or S&S at any time and without liability or further obligation to the Company or S&S (except for compensation earned and reimbursable expenses incurred to the date of termination) upon prior written notice to the other party. Notwithstanding the foregoing, however, S&S shall be entitled to its full compensation as contemplated pursuant to this Agreement in the event that, at any time prior to the expiration of 24 months after written termination by the Company, an Offering of the type described in this Agreement is consummated solely through a private placement with an advisor or agent other than S&S, Additionally, by execution of this Agreement, the Company hereby commits to provide S&S with a right of first refusal to serve as advisor, agent or underwriter for any future capital raise or financial advisory engagement, including merger, acquisition or reorganization transactions, that the Company undertakes within 24 months of the closing or termination of the Offering. Furthermore, the indemnity provisions of Section 4 of this Agreement and the waiver of the right to trial by jury provision and other provisions of Section 6(c) hereof will remain operative regardless of such termination.

6.	Other Matters

(a) S&S and the Company confirm their understanding and agreement that the Company has retained S&S hereunder as an independent contractor, and not as a fiduciary or agent, and solely for the Company’s benefit and not for the benefit of any third party, including the Company’s security holders and creditors. The scope of S&S’s engagement shall be limited to those matters expressly set forth in this Agreement For the sake of clarity, the scope of S&S’s engagement shall not include giving tax, legal, regulatory, accountancy or other specialist or technical advice.

(b) S&S is an affiliate of BB&T Corporation, which through its subsidiaries and affiliates provides full-service securities trading and brokerage services and other investment banking and financial advisory services. In the ordinary course of its trading and brokerage activities, one or more of S&S’s affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or for the account of customers, in the securities or options or other derivatives relating to the securities of the Company S&S recognizes its responsibility for compliance with federal laws in connection with such activities. This Agreement shall not limit or preclude BB&T Corporation, S&S or any of their affiliates (a) from carrying on any business with, from providing banking or other financial services to, or from participating in any capacity (including as an equity investor, in any party whatsoever) including without limitation, any competitor, supplier or customer of the Company, or any other party which may have interests different from or adverse to the Company, or (b) from carrying on its business as currently conducted or as such business may be conducted in the future

(c) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to that state’s principles of conflict of law. Any claim or controversy arising out of or relating to the Company’s obligations to pay S&S’s fees or expenses under Section 3 of this Agreement shall be settled exclusively by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators The arbitrators shall each have at least ten years of direct experience with the investment banking and securities industries The arbitration of any such claim or controversy shall take place in Richmond,

Mr. Jonathan H. Mullins

October 29, 2010

Virginia Judgment on any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All other claims or controversies arising out of or relating to this Agreement shall be resolved pursuant to an action brought exclusively in the federal or state courts sitting in Richmond, Virginia The parties irrevocably submit to the jurisdiction of such courts and waive all objections to such venue. S&S and the Company (on behalf of itself and, to the extent permitted by law, on behalf of its security holders) each waives any right to trial by jury in any proceeding with respect to S&S’s engagement. Notwithstanding the second sentence of this paragraph, the parties may at any time apply to a court for injunctive relief

(d) This Agreement may be executed in counterparts, each of which shall be deemed an original, all of which shall constitute one and the same instrument. Either party’s execution and delivery of this Agreement may be evidenced by either physical delivery or facsimile communication of such executed Agreement or executed counterpart to the other party

(e) This Agreement may not be amended, nor any provision hereof waived, except in a writing signed by the Company and S&S. Neither party may assign this Agreement without the prior written consent of the other party. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior discussions, communications, agreements and understandings, if any, whether oral or written, relating to its subject matter. If any provision of this Agreement shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision of this Agreement, which shall remain in full force and effect

If the foregoing meets with your approval, please sign both copies of this Agreement and return one fully-executed version to S&S

Very truly yours,

Scott & Stringfellow, LLC

By.	G. Jacob Savage, III
Title	Senior Managing Director

Agreed as of the date first written above:

New Peoples Bankshares, Inc

By.

Title.	President & CEO
Its Authorized Officer

ANNEX A

In connection with S&S’s engagement to advise and to assist the Company pursuant to the letter agreement, dated October 29, 2010, to which this Annex A is attached, the Company agrees that the Company shall indemnify and hold harmless S&S and each of its affiliates, and their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), employees, affiliates, agents, counsel and other advisors (hereinafter collectively referred to as an “Indemnified Party”), to the full extent allowed by law or equity, from and against any and all judgments, losses, claims (whether or not valid), damages, costs, fees, expenses or liabilities, joint or several, to which an Indemnified Party may become subject, (i) related to or arising out of any untrue statement or alleged untrue statement of a material fact contained in offering documentation distributed in connection with the Offering, including documents described in or incorporated by reference, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in older to make the statements therein, in light of the circumstances under which they were made, not misleading, (n) related to or arising out of, in whole or in part, any inaccuracy in the representations or warranties of the Company contained in the [subscription agreements, placement agreement or registration rights agreement] anticipated to be entered into in connection with the Offering contemplated hereby, or any failure of the Company to perform its obligations thereunder; or (iii) related to or arising out of S&S’s engagement or performance under the Agreement, the transactions contemplated thereby, the services rendered by S&S under the Agreement, or any actual or threatened claim, litigation, investigation, proceeding or action in any court or before any regulatory, administrative or other body relating to any of the foregoing (hereinafter referred to collectively as a “Claim”), and shall, upon request, reimburse an Indemnified Party for all reasonable legal and other costs, fees and expenses as they are incurred in connection with investigating, preparing or defending a Claim, whether or not such Indemnified Party is ever made party to any Legal proceedings or such Claim arose before or after the date hereof; provided, however, that no such indemnification shall be required to be paid to an Indemnified Party with respect to a Claim (x) to the extent the Claim arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the written instructions of S&S or (y) that is finally determined by a court of competent jurisdiction (after exhaustion of all appeals) to have resulted primarily and proximately from the gross negligence, bad faith or willful misconduct of such Indemnified Party.

If the foregoing indemnity is unavailable or insufficient for any reason to hold any Indemnified Party harmless, then the Company shall contribute to any amounts paid or payable by an Indemnified Party in such proportion as appropriately reflects the relative benefits received by such Indemnified Party and the Company in connection with the matters to which the Claim relates If an allocation solely on the basis of benefits is judicially determined to be impermissible, then the Company shall contribute in such proportion as appropriately reflects the relative benefits and relative fault of the Company and such Indemnified Party, as well as any other equitable considerations. In no event shall the Company contribute less than the amount necessary to ensure that the aggregate liability of S&S and any other Indemnified Party for contribution pursuant to this paragraph in connection with all Claims does not exceed the amount of fees actually received by S&S under the Agreement For purposes hereof, relative benefits to the Company and S&S in connection with the Agreement shall be deemed to be in the same respective proportions as the total gross proceeds from the Offering (before deducting expenses) received by the Company and the aggregate fees actually received by S&S under the Agreement bear to the aggregate offering price of the common stock sold in the Offering, and relative fault of each Indemnified Party and the Company shall be determined by reference to, among other things, whether any untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by S&S, whether the actions and omissions to act were by such Indemnified Party or the Company and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action or omission.

All amounts due to an Indemnified Party hereunder shall be payable by the Company promptly upon request by such Indemnified Party. In addition, the Company shall pay all costs and expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party to enforce the terms of this Annex A.

The Company agrees not to waive, release or settle any Claim (whether or not S&S or any other Indemnified Party is a formal party to such Claim) in respect of which indemnification may be sought hereunder without the prior written consent of S&S (which consent will not be unreasonably withheld), unless such waiver, release or settlement includes an unconditional release of S&S and each Indemnified Party from all liability arising out of such claim.

The provisions of this Annex A shall be in addition to any liability which the Company may otherwise have to S&S; shall not be limited by any rights that S&S or any other Indemnified Party may otherwise have; shall remain in full force and effect regardless of any expiration or termination of S&S’s engagement; and shall be binding upon any successors or assigns of S&S and the Company.

In addition, neither S&S nor any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934), employees or agents shall have any liability to the Company or its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services to be rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by S&S and that are finally determined (by a court of competent jurisdiction and after exhausting all appeals) to have resulted primarily from the gross negligence, bad faith or willful misconduct of S&S.

Investment Banking Group
901 East Byrd Street
Suite 410
Richmond, VA 23219
(804) 782-8894 (Phone)
(804) 649-0990 (Fax)

February 22, 2012

CONFIDENTIAL

Mr. Jonathan H. Mullins

Chief Executive Officer

New Peoples Bankshares, Inc.

67 Commerce Drive

P.O. Box 1810

Honaker, VA 24260

Dear Mr. Mullins:

Scott & Stringfellow, LLC (“S&S”) is pleased to set forth in this letter (the “Agreement”) the terms of the exclusive engagement by New Peoples Bankshares, Inc. and its subsidiary New Peoples Bank Inc. (the “Company”), of S&S to deliver a fairness opinion to the Board of Directors of the Company in connection with the potential offering of the Company’s common stock through a rights offering and public offering (collectively referred to as the “Offering”) as outlined in a separate engagement letter dated October 29, 2010.

1.	S&S’s Responsibilities

In connection with this engagement, S&S will provide the following services:

(a)	prepare and deliver to the Company’s Board of Directors an opinion (the “Fairness Opinion”) as to the fairness from a financial point of view to the shareholders of the Company the pricing of the contemplated Offering; and

(b)	provide an update on general bank and thrift capital markets conditions at the present time.

The scope of S&S’s engagement shall be limited to those matters expressly set forth in this Agreement. For the sake of clarity, the scope of S&S’s engagement shall not include giving tax, legal, regulatory, accountancy or other specialist or technical advice.

2.	The Company’s Responsibilities

(a) The Company will provide S&S with access to the directors, officers and key employees and any other corporate information of the Company as S&S may reasonably request, including all information (financial or otherwise), data, opinions, appraisals, valuations, other information and materials relating to the Company that is relevant to the Offering. The Company will ensure that all information concerning the Company provided to S&S by the Company and its directors, officers, employees, agents and advisors in any form will be accurate and complete in all material respects, and will not be misleading in any material respect. S&S may rely on such information without verification. S&S shall not be required to physically inspect any assets or to prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company or to make any determination as to the solvency

Mr. Jonathan H. Mullins

February 22, 2012

of any party. S&S shall be entitled to assume that any projections prepared by the Company have been reasonably prepared and reflect the best currently available estimates and judgments of the party preparing or providing such projections.

(b) The Company further acknowledges that it will ensure that all information concerning the Company to be provided to S&S, directly or indirectly, orally or in writing, by the Company and its directors, officers, employees, agents and advisors will be accurate and complete in all material respects, and will not be misleading in any material respect S&S will be entitled to rely on, and will be under no obligation to verify, the accuracy or completeness of such information.

(c) The Company agrees to notify S&S promptly in writing of any material change, actual or contemplated, relating to the Company’s business, operations, affairs, condition (financial or otherwise) or prospects, which would render untrue any statement of material fact made to S&S or material information furnished to S&S, or which would constitute an omission to state a material fact necessary to make any statement of material fact made to S&S or material information furnished to S&S not misleading in light of the circumstances in which it was made or furnished.

(d) The Company acknowledges that in carrying out S&S’s services hereunder, S&S will be relying on information prepared and supplied by the Company, its directors, officers, employees, agents and advisors Subject to the exercise of S&S’s professional judgment, S&S will be entitled to rely on, and will be under no obligation to verify, the accuracy or completeness of such information Subject to applicable securities law requirements, S&S will not be under any obligation to investigate any changes which may occur in such information subsequent to the date thereof, unless the Company specifically requests S&S to investigate such changes.

(e) In order to coordinate most effectively our efforts to effect an Offering, the Company will promptly inform S&S of any inquiry it may receive concerning the availability of any material portion of the securities or assets of the Company for purchase outside of the ordinary course of business. During the period of S&S’s engagement, neither the Company nor its representatives will initiate any discussions looking toward the sale of any portion of the securities or assets of Company outside the ordinary course of business without first consulting with S&S.

3.	S&S’s Fees

(a) As compensation for S&S’s services described in this Agreement, the Company agrees to pay to S&S a non-refundable “Fairness Opinion Fee” equal to $100,000. S&S requests that the Fairness Opinion Fee be paid in full immediately following the delivery of the Fairness Opinion to the Board of Directors, however, if the Company chooses, the Fairness Opinion Fee may be payable in the following installments- (1) $50,000 due and payable upon the signing of this Agreement, and (2) $50,000 due in full no later than 5 PM Eastern Standard Time on May 31, 2012. The Fairness Opinion Fee is payable to S&S in full by the aforementioned dates regardless of the status of the Offering at that time

(b) In addition, whether or not an Offering is consummated, the Company agrees to reimburse S&S, upon request, for its reasonable, accountable out-of-pocket expenses related to this engagement including S&S’s attorneys’ fees and any expenses and attorney fees for S&S services in the event S&S (or any of its directors, officers, agents or professional advisors) is required to testify or participate in any legal or other proceedings before any court or regulatory authority, in connection with its services hereunder, which out-of-pocket expenses shall not exceed $10,000 on a aggregate basis (provided, however, that such expense cap in no way limits or impairs the provisions of Section 4 hereof). Subject to Section 4 hereof, the Company shall not be liable for any fees, costs or expenses incurred by S&S in connection with any arbitration or litigation between the Company and S&S regarding this Section 3 unless S&S is the substantially prevailing party therein.

Mr. Jonathan H. Mullins

February 22, 2012

4.	Indemnity

The Company and S&S agree to the provisions relating to indemnity and liability set forth in Annex A

5.	Term of Agreement

This Agreement may be terminated by the Company or S&S at any time and without liability or further obligation to the Company or S&S (except for compensation earned and reimbursable expenses incurred to the date of termination) upon prior written notice to the other party Furthermore, the indemnity provisions of Section 4 of this Agreement and the waiver of the right to trial by jury provision and other provisions of Section 6(c) hereof will remain operative regardless of such termination.

6.	Other Matters

(a) S&S and the Company confirm their understanding and agreement that the Company has retained S&S hereunder as an independent contractor, and not as a fiduciary or agent, and solely for the Company’s benefit and not for the benefit of any third party, including the Company’s security holders and creditors The scope of S&S’s engagement shall be limited to those matters expressly set forth in this Agreement. For the sake of clarity, the scope of S&S’s engagement shall not include giving tax, legal, regulatory, accountancy or other specialist or technical advice.

(b) S&S is an affiliate of BB&T Corporation, which through its subsidiaries and affiliates provides full-service securities trading and brokerage services and other investment banking and financial advisory services. In the ordinary course of its trading and brokerage activities, one or more of S&S’s affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or for the account of customers, in the securities or options or other derivatives relating to the securities of the Company. S&S recognizes its responsibility for compliance with federal laws in connection with such activities. This Agreement shall not limit or preclude BB&T Corporation, S&S or any of their affiliates (a) from carrying on any business with, from providing banking or other financial services to, or from participating in any capacity (including as an equity investor, in any party whatsoever) including without limitation, any competitor, supplier or customer of the Company, or any other party which may have interests different from or adverse to the Company, or (b) from carrying on its business as currently conducted or as such business may be conducted in the future

(c) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to that state’s principles of conflict of law. Any claim or controversy arising out of or relating to the Company’s obligations to pay S&S’s fees or expenses under Section 3 of this Agreement shall be settled exclusively by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators The arbitrators shall each have at least ten years of direct experience with the investment banking and securities industries The arbitration of any such claim or controversy shall take place in Richmond, Virginia. Judgment on any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All other claims or controversies arising out of or relating to this Agreement shall be resolved pursuant to an action brought exclusively in the federal or state courts sitting in Richmond, Virginia The parties irrevocably submit to the jurisdiction of such courts and waive all objections to such venue. S&S and the Company (on behalf of itself and, to the extent permitted by law, on behalf of its security holders) each waives any right to trial by jury in any proceeding with respect to S&S’s engagement Notwithstanding the second sentence of this paragraph, the parties may at any time apply to a court for injunctive relief.

Mr. Jonathan H. Mullins

February 22, 2012

(d) This Agreement may be executed in counterparts, each of which shall be deemed an original; all of which shall constitute one and the same instrument Either party’s execution and delivery of this Agreement may be evidenced by either physical delivery or facsimile communication of such executed Agreement or executed counterpart to the other party

(e) This Agreement may not be amended, nor any provision hereof waived, except in a writing signed by the Company and S&S. Neither party may assign this Agreement without the prior written consent of the other party This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior discussions, communications, agreements and understandings, if any, whether oral or written, relating to its subject matter. If any provision of this Agreement shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision of this Agreement, which shall remain in full force and effect.

If the foregoing meets with your approval, please sign both copies of this Agreement and return one fully-executed version to S&S.

Very truly yours,

Scott & Stringfellow, LLC

By:	David M Wojdyla
Title:	Vice President

Agreed as of the date first written above.

New Peoples Bankshares, Inc.

By:

Title:	President & CEO
Its Authorized Officer

ANNEX A

In connection with S&S’s engagement to advise and to assist the Company pursuant to the letter agreement, dated February 22, 2012, to which this Annex A is attached, the Company agrees that the Company shall indemnify and hold harmless S&S and each of its affiliates, and their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), employees, affiliates, agents, counsel and other advisors (hereinafter collectively referred to as an “Indemnified Party”), to the full extent allowed by law or equity, from and against any and all judgments, losses, claims (whether or not valid), damages, costs, fees, expenses or liabilities, joint or several, to which an Indemnified Party may become subject, (i) related to or arising out of any untrue statement or alleged untrue statement of a material fact contained in offering documentation distributed in connection with the Offering, including documents described in or incorporated by reference, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) related to or arising out of, in whole or in part, any inaccuracy in the representations or warranties of the Company contained in the [subscription agreements, placement agreement or registration rights agreement] anticipated to be entered into in connection with the Offering contemplated hereby, or any failure of the Company to perform its obligations thereunder, or (iii) related to or arising out of S&S’s engagement or performance under the Agreement, the transactions contemplated thereby, the services rendered by S&S under the Agreement, or any actual or threatened claim, litigation, investigation, proceeding or action in any court or before any regulatory, administrative or other body relating to any of the foregoing (hereinafter referred to collectively as a “Claim”), and shall, upon request, reimburse an Indemnified Party for all reasonable legal and other costs, fees and expenses as they are incurred in connection with investigating, preparing or defending a Claim, whether or not such Indemnified Party is ever made party to any legal proceedings or such Claim arose before or after the date hereof; provided, however, that no such indemnification shall be required to be paid to an Indemnified Party with respect to a Claim (x) to the extent the Claim arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the written instructions of S&S or (y) that is finally determined by a court of competent jurisdiction (after exhaustion of all appeals) to have resulted primarily and proximately from the gross negligence, bad faith or willful misconduct of such Indemnified Party.

If the foregoing indemnity is unavailable or insufficient for any reason to hold any Indemnified Party harmless, then the Company shall contribute to any amounts paid or payable by an Indemnified Party in such proportion as appropriately reflects the relative benefits received by such Indemnified Party and the Company in connection with the matters to which the Claim relates. If an allocation solely on the basis of benefits is judicially determined to be impermissible, then the Company shall contribute in such proportion as appropriately reflects the relative benefits and relative fault of the Company and such Indemnified Party, as well as any other equitable considerations. In no event shall the Company contribute less than the amount necessary to ensure that the aggregate liability of S&S and any other Indemnified Party for contribution pursuant to this paragraph in connection with all Claims does not exceed the amount of fees actually received by S&S under the Agreement For purposes hereof, relative benefits to the Company and S&S in connection with the Agreement shall be deemed to be in the same respective proportions as the total gross proceeds from the Offering (before deducting expenses) received by the Company and the aggregate fees actually received by S&S under the Agreement bear to the aggregate offering price of the common stock sold in the Offering, and relative fault of each Indemnified Party and the Company shall be determined by reference to, among other things, whether any untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by S&S, whether the actions and omissions to act were by such Indemnified Party or the Company and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action or omission.

All amounts due to an Indemnified Party hereunder shall be payable by the Company promptly upon request by such Indemnified Party. In addition, the Company shall pay all costs and expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party to enforce the terms of this Annex A.

The Company agrees not to waive, release or settle any Claim (whether or not S&S or any other Indemnified Party is a formal party to such Claim) in respect of which indemnification may be sought hereunder without the prior written consent of S&S (which consent will not be unreasonably withheld), unless such waiver, release or settlement includes an unconditional release of S&S and each Indemnified Party from all liability arising out of such claim.

The provisions of this Annex A shall be in addition to any liability which the Company may otherwise have to S&S; shall not be limited by any rights that S&S or any other Indemnified Party may otherwise have; shall remain in full force and effect regardless of any expiration or termination of S&S’s engagement; and shall be binding upon any successors or assigns of S&S and the Company.

In addition, neither S&S nor any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934), employees or agents shall have any liability to the Company or its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services to be rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by S&S and that are finally determined (by a court of competent jurisdiction and after exhausting all appeals) to have resulted primarily from the gross negligence, bad faith or willful misconduct of S&S